UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

CIRCLE STAR ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
000-53868	30-0696883
(Commission File Number)	(I.R.S. Employer Identification No.)

7065 Confederate Park Road, Suite 102
Fort Worth, Texas, 76108
(Address of principal executive offices)  (Zip Code)

(817) 744-8502
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Circle Star Energy Corp. (the “Company”) entered into a leasehold purchase agreement (the “Purchase Agreement”) with Wevco Production, Inc. (“Wevco”) on March 8, 2012, whereby Wevco will sell to the Company all of Wevco’s rights, title, and working interest in and to certain oil and gas leases, containing up to 64,575 net acres, more or less, situated in Gove and Trego Counties, Kansas, described more fully in Exhibit A to the Purchase Agreement. Under the Purchase Agreement, the Company will pay to Wevco $5,000,000 (the “Purchase Price”) on or before closing and issue 1,000,000 shares of common stock of the Company to Wevco (the “Common Shares”). The terms of the Purchase Agreement are more fully described on the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on March 14, 2012.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the copy of the Purchase Agreement attached to the Company's Quarterly Report on Form 10-Q filed with the SEC on March 16, 2012 as Exhibit 10.19.

On April 24, 2012, the Company entered into an amendment to the Purchase Agreement extending the closing date from April 30, 2012 until May 31, 2012 (the “Closing Date”). The Company paid Wevco a non-refundable $100,000 extension fee (the “Extension Price”). If the Purchase Price is paid on or before the Closing Date then the Extension Price shall be credited towards the Purchase Price.

The foregoing description of the Amendment Agreement is qualified in its entirety by reference to the copy of the Amendment Agreement attached hereto as Exhibit 10.1.

The Common Shares will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or the laws of any state of the United States.  Accordingly, the Common Shares are “restricted securities” (as defined in Rule 144(a)(3) of the Securities Act) and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Common Shares will be issued pursuant to exemptions from the registration requirements of the Securities Act provided by Section 4(2) thereof.

Item 9.01.   Exhibits.

Exhibit Number	Exhibit
10.1	Amendment to Leasehold Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCLE STAR ENERGY CORP. (Registrant)

Dated: April 30, 2012	By: /s/ S. Jeffrey Johnson S. Jeffrey Johnson Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Amendment to Leasehold Purchase Agreement